Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name: iHeartMedia, Inc. Case Number: 18-31274 (MI)	Petition Date: March 14, 2018

Monthly Operating Report Summary for the Period Ending

Monthly Period (USD $ millions) (1)	Apr-18	May-18	Jun-18	Jul-18	Aug-18	Sep-18	Oct-18	Nov-18	Dec-18
Revenues (MOR-6)	417.9	—	—	—	—	—	—	—	—
Operating Income (MOR-6)	63.9	—	—	—	—	—	—	—	—
Net Income (Loss) (MOR-6)	(139.8)	—	—	—	—	—	—	—	—
Payments to Insiders (MOR-9)	6.1	—	—	—	—	—	—	—	—
Payments to Professionals (MOR-9)	1.4	—	—	—	—	—	—	—	—
Total Disbursements (Exhibit A)	277.8	—	—	—	—	—	—	—	—

**	The jointly administered Debtors are authorized to file monthly operating reports on a consolidated basis, and have disbursements broken down by case number on Exhibit A attached**
**	The original of this document must be filed with the United States Bankruptcy Court**

Required Insurance Maintained

As of Signature Date		Exp. Date
Excess Liability	Yes (X) No ( )	Various
Worker’s Compensation	Yes (X) No ( )	Nov-18
General Liability	Yes (X) No ( )	Nov-18
Auto Liability	Yes (X) No ( )	Nov-18
Other	Yes (X) No ( )	Various

Attorney Name:	Patricia B. Tomasco
Firm Name:	Jackson & Walker LLP
Address:	1401 McKinney St.
Suite 1900
City, State, ZIP:	Houston, Texas 77010
Telephone/Fax:	+1 (512) 236-2076

Circle One
Are all accounts receivable being collected within terms?		No

Are all post-petition liabilities, including taxes, being paid within terms?		No

Have any pre-petition liabilities been paid?		No

If so, describe Pursuant to various “first day” orders, including Talent, Taxes, Employee

Wages & Benefits, Insurance, Cash Management, and Customer Programs

Are all funds received being deposited into DIP bank accounts?		No

Were any assets disposed of outside the normal course of business?	Yes

If so, describe n/a

What is the status of your Plan of Reorganization?

A Plan of Reorganization (Docket # 551) was filed on April 28, 2018.

I certify under penalty of perjury that the following complete
Monthly Operating Report (MOR), consisting of MOR-1 through
MOR-9 plus attachments, is true and correct.

		Title:	Senior Vice President, Chief Accounting Officer, and Assistant Secretary
SIGNED X	/s/ Scott D. Hamilton
(Original Signature)

	Scott D. Hamilton		6/15/2018
	(Print Name of Signatory)		Date

Notes:

(1)	The period ending: “Apr-18” includes the Post-Petition activity from March 15, 2018 through April 30, 2018

MOR-1	Page 1 of 1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name: iHeartMedia, Inc. Case Number: 18-31274 (MI)	Petition Date: March 14, 2018

GLOBAL NOTES AND STATEMENTS OF LIMITATIONS AND

DISCLAIMERS REGARDING THE DEBTORS’ MONTHLY OPERATING REPORT

On March 14, 2018 (the “Petition Date”), iHeartMedia, Inc. and certain of its affiliated debtors, as debtors and debtors in possession (collectively, the “Debtors”), each commenced with the United States Bankruptcy Court for the Southern District of Texas (the “Court”) a voluntary case under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Debtors are authorized to continue operating their businesses and managing their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On March 15, 2018, the Bankruptcy Court entered an order authorizing the joint administration of these cases pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. On March 21, 2018, the United States Trustee for Region 7 (the “U.S. Trustee”) appointed an official committee of unsecured creditors pursuant to section 1102(a)(1) of the Bankruptcy Code.

1.	General Methodology: The Debtors are filing this monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ chapter 11 cases. The financial information contained herein is unaudited, limited in scope, and as such, has not been subject to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The MOR should not be relied upon by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR.

2.	Basis of Presentation: For financial reporting purposes, the Debtors prepare consolidated financial statements, which include information for iHeartMedia, Inc., and its Debtor and non-Debtors subsidiaries. This MOR only contains financial information of the Debtors. For the purposes of MOR reporting, the accompanying Balance Sheets and Statement of Income (Loss) of the Debtors have been prepared on a condensed combined basis. This basis of presentation is consistent with footnotes and related disclosures contained within the Form 10-Q filed by iHeartMedia, Inc. on May 22, 2018 for the quarterly period ended March 31, 2018. The Debtors are maintaining their books and records in accordance with U.S. GAAP and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update this MOR.

3.	Reporting Period: Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.

Notes	Page 1 of 3

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name: iHeartMedia, Inc. Case Number: 18-31274 (MI)	Petition Date: March 14, 2018

GLOBAL NOTES AND STATEMENTS OF LIMITATIONS AND

DISCLAIMERS REGARDING THE DEBTORS’ MONTHLY OPERATING REPORT

4.	Accuracy: The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.	Payment of Prepetition Claims Pursuant to First Day Orders: On March 15, 2018, the Bankruptcy Court entered orders (the “First Day Orders”) authorizing, but not directing, the Debtors to, among other things, pay certain prepetition (a) liabilities related to use of the Debtors’ cash collateral, and continued use of their cash management system, (b) obligations payable to talent, station affiliates, royalties, and copyrights (c) insurance obligations, (d) employee wages, salaries, and related items, (e) obligations relating to existing customer obligations, and (f) taxes and assessments. If any payments were made on account of such claims following the commencement of these chapter 11 cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such payments have been included in this MOR unless otherwise noted.

6.	Liabilities Subject to Compromise (“LSTC”): LSTC represents the Debtors’ estimate of pre-petition claims to be resolved in connection with the chapter 11 cases. As a result of the chapter 11 filings, the payment of pre-petition liabilities are subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court approves a chapter 11 plan or reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Pre-petition liabilities that are subject to compromise under ASC 852 are preliminary and may be subject to, among other things, future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events. On May 17, 2018, the Court entered an order setting June 29, 2018 as the deadline for the filing of proofs of claim against the Debtors for non-governmental entities.

7.	Reorganization Items: ASC 852 requires expenses and income directly associated with the chapter 11 filings to be reported separately in the income statement as reorganization items. Reorganization items primarily include write-off of certain original issue discount and fees relating to debt obligations classified as LSTC, expenses related to legal advisory and representation services, other professional consulting and advisory services, and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed as claims. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 proceedings, including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of Title 11 of the Bankruptcy Code and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers.

8.	Cash and Cash Equivalents: Consistent with the Debtors historical reporting practices and U.S. GAAP, any cash balances considered restricted are reflected in the Balance Sheets as a component of Other current assets or Other assets based on when those restrictions are expected to lapse. As such, the reconciliation of cash receipts and disbursements on MOR-7 includes adjustments for any cash balances moving to and from these restricted accounts.

Notes	Page 2 of 3

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name: iHeartMedia, Inc. Case Number: 18-31274 (MI)	Petition Date: March 14, 2018

GLOBAL NOTES AND STATEMENTS OF LIMITATIONS AND

DISCLAIMERS REGARDING THE DEBTORS’ MONTHLY OPERATING REPORT

9.	Intercompany Transactions and Balance: Prior to the Petition Date (and subsequent to the Petition Date but only pursuant to Bankruptcy Court approval), the Debtors routinely engaged (and continue to engage) in intercompany transactions with both Debtor and non-Debtor affiliates. Intercompany transactions among the Debtors have been eliminated in the financial statements contained herein. Intercompany transactions among the Debtors and the Non-Filing Entities are presented on a net balance basis.

10.	Investments in Subsidiaries: The book basis for investments in subsidiaries have not historically been maintained by the Debtors in the general ledgers at a legal entity level and these values are not representative of the fair value or net assets of non-Debtor affiliates. As such, these balances are reflected in the Balance Sheets as a component of Equity.

11.	Insiders: For purposes of this MOR, the Debtors defined “insiders” pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors’ directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not take a position with respect to: (a) any insider’s influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an “insider” under applicable law, with respect to any theories of liability, or for any other purpose.

12.	Reservation of Rights: The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 cases.

Notes	Page 3 of 3

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name: iHeartMedia, Inc. Case Number: 18-31274 (MI)	Petition Date: March 14, 2018

Comparative Balance Sheets

Assets (USD $ thousands)	31-Mar-18	30-Apr-18	31-May-18	30-Jun-18	31-Jul-18	31-Aug-18	30-Sep-18
Current Assets
Cash and cash equivalents	$120,121	$240,683	—	—	—	—	—
Accounts receivable, net of allowance	728,528	706,389	—	—	—	—	—
Prepaid expenses	118,179	120,873	—	—	—	—	—
Other current assets	83,269	50,199	—	—	—	—	—

Total Current Assets	1,050,097	1,118,144	—	—	—	—	—

Property, Plant and Equipment
Other property, plant and equipment, net	473,231	469,664	—	—	—	—	—

Intangible Assets
Indefinite-lived intangibles - licenses	2,442,785	2,442,785	—	—	—	—	—
Other intangibles, net	230,075	216,820	—	—	—	—	—
Goodwill	3,335,433	3,335,433	—	—	—	—	—

Other Assets
Other assets	47,398	47,899	—	—	—	—	—

Total Assets	$7,579,019	$7,630,745	$—	$—	$—	$—	$—

MOR-2	Page 1 of 1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name: iHeartMedia, Inc. Case Number: 18-31274 (MI)	Petition Date: March 14, 2018

Comparative Balance Sheets

Liabilities and Equity (USD $ thousands)	31-Mar-18	30-Apr-18	31-May-18	30-Jun-18	31-Jul-18	31-Aug-18	30-Sep-18
Current Liabilities

Accounts payable	$15,001	$35,199	—	—	—	—	—
Intercompany payable	193	16,999	—	—	—	—	—
Accrued expenses	90,026	137,072	—	—	—	—	—
Accrued interest	1,363	1,325	—	—	—	—	—
Deferred income	137,592	142,293	—	—	—	—	—

Total Current Liabilities	244,175	332,888	—	—	—	—	—

Long-term debt	365,811	367,721	—	—	—	—	—
Total other long-term liabilities	237,313	236,147	—	—	—	—	—
Liabilities subject to compromise	17,520,114	17,454,327	—	—	—	—	—

Equity (Deficit)

Total Equity	(10,788,394)	(10,760,338)	—	—	—	—	—

Total Liabilities And Equity	$7,579,019	$7,630,745	—	—	—	—	—

MOR-3	Page 1 of 1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name: iHeartMedia, Inc. Case Number: 18-31274 (MI)	Petition Date: March 14, 2018

Schedule of Post-Petition Liabilities

Post-Petition Liabilities (USD $ thousands)	30-Apr-18	31-May-18	30-Jun-18	31-Jul-18	31-Aug-18	30-Sep-18
Post-Petition Liabilities

Accounts payable	$35,199	—	—	—	—	—
Intercompany payable	16,999	—	—	—	—	—
Accrued expenses
Accrued compensation	58,867	—	—	—	—	—
Accrued benefits	9,024	—	—	—	—	—
Accrued insurance	25,375	—	—	—	—	—
Accrued other	43,806	—	—	—	—	—
Accrued interest	1,325	—	—	—	—	—
Deferred income	142,293	—	—	—	—	—

Total long term liabilities	603,868	—	—	—	—	—

Total Post-Petition Liabilities	$936,756	—	—	—	—	—

MOR-4	Page 1 of 1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name: iHeartMedia, Inc. Case Number: 18-31274 (MI)	Petition Date: March 14, 2018

Aging of Post-Petition Liabilities and Aging of Accounts Receivable

(USD $ thousands)

Aging of Post-Petition Liabilities as of April 30, 2018 (1)

Days	Trade Accounts	Intercompany Payable	Accrued Compensation	Accrued Benefits	Accrued Insurance	Accrued Other	Accrued Interest	Deferred Income	Other Liabilities	Total
Current	$34,228	$16,999	$58,867	$9,024	$25,375	$43,806	$1,325	$142,293	$603,868	$935,785
1-30	971	—	—	—	—	—	—	—	—	971
30-60	—	—	—	—	—	—	—	—	—	—
60-90	—	—	—	—	—	—	—	—	—	—
90+	—	—	—	—	—	—	—	—	—	—

	$35,199	$16,999	$58,867	$9,024	$25,375	$43,806	$1,325	$142,293	$603,868	$936,756

Aging of Accounts Receivable as of April 30, 2018 (1)

Days	Customer #1	Customer #2	Customer #3	Customer #4	Customer #5	Other	Total
Current	$10,919	$6,836	$5,524	$6,262	$2,061	$273,096	$304,698
31-60	9,300	10,442	4,880	4,383	1,098	151,740	181,843
61-90	8,292	4,648	2,891	2,958	478	89,289	108,555
91+	2,117	2,907	7,733	1,411	10,746	114,794	139,709
Less: Allowance For Doubtful Accounts							(28,416)

Total	$30,628	$24,832	$21,028	$15,014	$14,383	$628,920	$706,389

Notes:

(1)	Figures on MOR-5 may not foot and immaterial differences with balances reported on MOR-2 and MOR-3 may exist as a result of rounding.

MOR-5	Page 1 of 1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name: iHeartMedia, Inc. Case Number: 18-31274 (MI)	Petition Date: March 14, 2018

Statement of Income (Loss) for the Period Ending

Profit and Loss (USD $ thousands) (1)	30-Apr-18	31-May-18	30-Jun-18	31-Jul-18	31-Aug-18	30-Sep-18
Revenue	$417,946	—	—	—	—	—
Operating expenses:
Direct operating expenses (excludes depreciation and amortization)	130,489	—	—	—	—	—
Selling, general and administrative (excludes depreciation and amortization)	165,657	—	—	—	—	—
Corporate expenses (excludes depreciation and amortization)	22,778	—	—	—	—	—
Depreciation and amortization	34,377	—	—	—	—	—
Other operating income (expense), net	(714)	—	—	—	—	—

Operating income	63,931	—	—	—	—	—

Interest income (expense), net	(10,171)	—	—	—	—	—
Equity income (loss) of nonconsolidated affiliates	(6)	—	—	—	—	—
Other income (expense), net	(85)	—	—	—	—	—
Reorganization items, net (2)	202,452	—	—	—	—	—

Income (Loss) before income taxes	(148,783)	—	—	—	—	—

Income tax benefit (expense)	8,979	—	—	—	—	—

Net Income (Loss)	$(139,804)	—	—	—	—	—

Notes:

(1)	The period ending: “30-APR-18” includes the Post-Petition activity from March 15, 2018 through April 30, 2018
(2)	For the current period, Reorganization items, net includes $185.8m in write-offs of loan fees and debt discounts related to debt obligations owed as of the Petition Date. Other amounts include professional fees directly related to the bankruptcy filing incurred in the current period.

MOR-6	Page 1 of 1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name: iHeartMedia, Inc. Case Number: 18-31274 (MI)	Petition Date: March 14, 2018

Cash Receipts and Disbursements for the Period Ending

Book Cash Receipts and Disbursements (USD $ millions) (1)(3)	30-Apr-18	31-May-18	30-Jun-18	31-Jul-18	31-Aug-18	30-Sep-18
Receipts

Net Operating Receipts	$427.2	—	—	—	—	—

Total Receipts	427.2	—	—	—	—	—

Disbursements

Rent (Non-Site Leases)	(20.3)	—	—	—	—	—
Payroll	(75.5)	—	—	—	—	—
Payroll Tax	(41.7)	—	—	—	—	—
Benefits	(27.6)	—	—	—	—	—
General AP	(124.2)	—	—	—	—	—
Utilities/Telecom	(6.5)	—	—	—	—	—
Management Fees	—	—	—	—	—	—

Total Operating Disbursements	(295.8)	—	—

Operating Cash Flow	131.4	—	—	—	—	—

Interest	—	—	—	—	—	—
ABL Adequate Protection Interest	(2.4)	—	—	—	—	—
Capex	(6.9)	—	—	—	—	—

Cash Flow Before Intercompany	122.2	—	—	—	—	—

Intercompany Transfer from / (to) Non-Filing Entities (2)	11.7	—	—	—	—	—

Total Operating Cash Flow	133.9	—	—	—	—	—

Restructuring Activities

Restructuring Professional Fees (MOR-9)	(1.4)	—	—	—	—	—

Total Cash Flow	$132.5	$—	$—	$—	$—	$—

Notes:

(1)	The period ending: “30-APR-18” includes the Post-Petition activity from March 15, 2018 through April 30, 2018.

MOR-7	Page 1 of 2

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name: iHeartMedia, Inc. Case Number: 18-31274 (MI)	Petition Date: March 14, 2018

(2)	As described more fully in the Debtors’ Emergency Motion for Entry of Interim and Final Orders (I) Authorizing the Debtors to (A) Continue to Operate Their Cash Management System and Maintain Existing Bank Accounts and (B) Continue to Perform Intercompany Transactions and (III) Granting Related Relief [Docket No. 14] (the “Cash Management Motion”), the Debtors engage in a range of intercompany transactions in the ordinary course of business. Pursuant to the order granting the relief requested in the Cash Management Motion [Docket No. 454] (the “Cash Management Order”), the Bankruptcy Court has granted the Debtors authority to continue the intercompany transactions in the ordinary course of business.
(3)	Figures on MOR-7 may not foot due to rounding.

MOR-7	Page 2 of 2

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name: iHeartMedia, Inc. Case Number: 18-31274 (MI)	Petition Date: March 14, 2018

Cash Account Reconcilation

(USD $ millions)

Bank Account Balances as of April 30th, 2018

Bank	Legal Entity	Account #	Type	Balance
Bank of America	Capstar Radio Operating Company	9903	Savings	$—
Seaport	CC Finco Holdings, LLC	0178	Investment	—
Merrill Lynch	Clear Channel Holdings, Inc.	2712	Investment	—
Pershing	Clear Channel Holdings, Inc.	1607	Investment	—
Bank of America	Clear Channel Metro, LLC	8035	Concentration	0.9
Bank of America	Clear Channel Metro, LLC	4486	Lockbox	—
Bank of America	Critical Mass Media, Inc.	3479	Lockbox	—
U.S. Bank	Critical Mass Media, Inc.	0747	Disbursement	—
Bank of America	iHeartCommunications, Inc.	6466	Lockbox Concentration	15.9
Bank of America	iHeartCommunications, Inc.	0614	Lockbox	—
Bank of America	iHeartCommunications, Inc.	1558	Lockbox	—
PNC	iHeartCommunications, Inc.	0015	Deposit	—
BNY Mellon	iHeartCommunications, Inc.	4238	Investment	—
UBS	iHeartCommunications, Inc.	2902	Investment	—
U.S. Bank	iHeartMedia + Entertainment, Inc.	2264	Deposit	—
Bank of America	iHeartMedia + Entertainment, Inc.	2512	Lockbox	—
Bank of America	iHeartMedia + Entertainment, Inc.	6934	Lockbox	—
Bank of America	iHeartMedia + Entertainment, Inc.	5609	Lockbox	—
Bank of America	iHeartMedia + Entertainment, Inc.	0167	Lockbox	—
Bank of America	iHeartMedia + Entertainment, Inc.	3709	Lockbox	—
Bank of America	iHeartMedia Management Services, Inc.	7415	Disbursement	0.5
Bank of America	iHeartMedia Management Services, Inc.	6812	Disbursement	0.7
Bank of America	iHeartMedia Management Services, Inc.	3953	Disbursement	—
Bank of America	iHeartMedia Management Services, Inc.	6586	Master Concentration	0.7
Bank of America	iHeartMedia Management Services, Inc.	1402	Master Disbursement	0.9
Citibank	iHeartMedia Management Services, Inc.	9340	Deposit	0.5
Citibank	iHeartMedia Management Services, Inc.	6001	Deposit	0.2
Citibank	iHeartMedia Management Services, Inc.	9359	Deposit	0.2
Citibank	iHeartMedia Management Services, Inc.	5075	Deposit	0.2
Citibank	iHeartMedia Management Services, Inc.	1943	Deposit	—
Frost	iHeartMedia Management Services, Inc.	0148	Deposit	0.1
U.S. Bank	iHeartMedia Management Services, Inc.	5070	Disbursement	—
U.S. Bank	iHeartMedia Management Services, Inc.	5088	Disbursement	—
U.S. Bank	iHeartMedia Management Services, Inc.	0507	Master Funding	—
U.S. Bank	iHeartMedia Management Services, Inc.	1880	Payroll	—
U.S. Bank	iHeartMedia Management Services, Inc.	1898	Payroll	—
U.S. Bank	iHeartMedia Management Services, Inc.	5138	Payroll	—
Bank of America	iHeartMedia Management Services, Inc.	4404	ABL Reserve	16.4
Bank of America	iHeartMedia Management Services, Inc.	4462	Utility Deposit	3.3
Goldman Sachs	iHeartMedia Management Services, Inc.	2344	Postpetition Investment	64.3

Total above				$104.8

Bank	Legal Entity	Account #	Type	Balance
Invesco	iHeartMedia Management Services, Inc.	0266	Postpetition Investment	82.5
Bank of America	iHeartMedia Management Services, Inc.	1EJE	Postpetition Investment	83.3
Bank of America	iHeartMedia Management Services, Inc.	7481	Lockbox	—
Bank of America	iHeartMedia Management Services, Inc.	8238	Lockbox	—
Bank of America	iHeartMedia Management Services, Inc.	6750	Lockbox	—
Citibank	iHeartMedia Management Services, Inc.	7601	Escrow	—
U.S. Bank	iHeartMedia Management Services, Inc.	5112	Disbursement	—
U.S. Bank	iHeartMedia Management Services, Inc.	5450	Disbursement	—
U.S. Bank	iHeartMedia Management Services, Inc.	5146	Disbursement	—
U.S. Bank	iHeartMedia Management Services, Inc.	5120	Payroll	—
Federated	iHeartMedia Management Services, Inc.	3888	Investment	—
Fidelity	iHeartMedia Management Services, Inc.	8321	Investment	—
Goldman Sachs	iHeartMedia Management Services, Inc.	5589	Investment	—
Goldman Sachs	iHeartMedia Management Services, Inc.	5773	Investment	—
Goldman Sachs	iHeartMedia Management Services, Inc.	2342	Investment	—
Goldman Sachs	iHeartMedia Management Services, Inc.	5775	Investment	—
Goldman Sachs	iHeartMedia Management Services, Inc.	2340	Investment	—
Goldman Sachs	iHeartMedia Management Services, Inc.	2343	Investment	—
Goldman Sachs	iHeartMedia Management Services, Inc.	5711	Investment	—
Goldman Sachs	iHeartMedia Management Services, Inc.	7265	Investment	—
Goldman Sachs	iHeartMedia Management Services, Inc.	5311	Investment	—
Goldman Sachs	iHeartMedia Management Services, Inc.	8552	Investment	—
Goldman Sachs	iHeartMedia Management Services, Inc.	0500	Investment	—
Goldman Sachs	iHeartMedia Management Services, Inc.	2341	Investment	—
Goldman Sachs	iHeartMedia Management Services, Inc.	5774	Investment	—
Goldman Sachs	iHeartMedia Management Services, Inc.	8616	Investment	—
State Street	iHeartMedia Management Services, Inc.	1421	Investment	—
StoneCastle	iHeartMedia Management Services, Inc.	4539	Investment	—
Merrill Lynch	iHeartMedia Management Services, Inc.	0420	Postpetition Investment	—
Fidelity	iHeartMedia, Inc.	1576	Deferred Comp	12.0
Bank of America	iHeartMedia, Inc.	5540	Deposit	—
U.S. Bank	Katz Media Group, Inc.	5096	Disbursement	—
Bank of America	Katz Media Group, Inc.	3777	Lockbox	—
Bank of America	Katz Media Group, Inc.	5119	Lockbox	—
U.S. Bank	Katz Media Group, Inc.	5104	Disbursement	—
Bank of America	Premiere Networks, Inc.	7905	Deposit	0.1
Bank of America	Premiere Networks, Inc.	8094	Deposit	—
Chase	Premiere Networks, Inc.	8365	Deposit	—
Bank of America	Terrestrial RF Licensing, Inc.	9054	Lockbox	—

Total Above				$177.9
Total Cash				$282.7

MOR-8	Page 1 of 2

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name: iHeartMedia, Inc. Case Number: 18-31274 (MI)	Petition Date: March 14, 2018

Cash Account Reconcilation

(USD $ millions)

Book-To-Bank Cash Reconciliation

Beginning Book Balance (1)	$108.2
(+) Net Book Cash Flow (MOR-7)	132.5

Ending Book Balance (MOR-2)	240.7

(+) Fidelity Account (Deferred Comp)	12.0
(+) Utility Deposit Account	3.3
(+) ABL Reserve Account	16.4
(+) Cash In Transit, Outstanding Checks, & Other	10.4

Ending Bank Balance	$282.7

Notes:

(1)	The Beginning Book Balance reflects the balance as of March 14th, 2018.

MOR-8	Page 2 of 2

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name: iHeartMedia, Inc. Case Number: 18-31274 (MI)	Petition Date: March 14, 2018

Total Disbursements by Debtor Entity for the Period Ending

(USD $ millions) (1)

Total Disbursements By Debtor Entity

Debtor Case #	Legal Entity Name	31-Mar-18	30-Apr-18	31-May-18	30-Jun-18	31-Jul-18
18-31274	iHeart Media, Inc	$—	$—	$—	$—	$—
18-31277	AMFM Broadcasting Licenses, Inc.	—	—	—	—	—
18-31278	AMFM Broadcasting, Inc.	—	—	—	—	—
18-31279	AMFM Operating, Inc.	—	—	—	—	—
18-31280	AMFM Radio Licenses, Inc.	—	—	—	—	—
18-31281	AMFM Texas Broadcasting, LP	—	—	—	—	—
18-31282	AMFM Texas Licenses, LLC.	—	—	—	—	—
18-31283	AMFM Texas, LLC	—	—	—	—	—
18-31284	Capstar Radio Operating Company	—	—	—	—	—
18-31285	Capstar TX, LLC	—	—	—	—	—
18-31286	CC Broadcast Holdings, Inc.	—	—	—	—	—
18-31287	CC Finco Holdings, Inc.	—	—	—	—	—
18-31288	CC Licenses, LLC	—	—	—	—	—
18-31289	Christal Radio Sales, Inc.	—	—	—	—	—
18-31290	Cine Guarantors II, Inc.	—	—	—	—	—
18-31291	Citicasters Co.	—	—	—	—	—
18-31292	Citicasters Licenses, Inc.	—	—	—	—	—
18-31293	Clear Channel Broadcasting Licenses, Inc.	—	—	—	—	—
18-31294	Clear Channel Holdings, Inc.	—	—	—	—	—

Exhibit A	Page 1 of 2

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name: iHeartMedia, Inc. Case Number: 18-31274 (MI)	Petition Date: March 14, 2018

Total Disbursements by Debtor Entity for the Period Ending

(USD $ millions) (1)

Total Disbursements By Debtor Entity

Debtor Case #	Legal Entity Name	31-Mar-18	30-Apr-18	31-May-18	30-Jun-18	31-Jul-18
18-31296	Clear Channel Metro, Inc.	—	—	—	—	—
18-31297	Clear Channel Mexico Holdings, Inc.	—	—	—	—	—
18-31298	Clear Channel Real Estate, LLC	—	—	—	—	—
18-31299	Critical Mass Media, Inc.	—	—	—	—	—
18-31273	iHeartCommunications, Inc.	—	—	—	—	—
18-31275	iHeartMedia Capital I, LLC	—	—	—	—	—
18-31276	iHeartMedia Capital II, LLC	—	—	—	—	—
18-31301	iHeartMedia Management Services, Inc.	79.2	184.1	—	—	—
18-31302	iHM Identity, Inc.	—	—	—	—	—
18-31303	Katz Communications, Inc.	—	—	—	—	—
18-31304	Katz Media Group, Inc.	8.9	5.4	—	—	—
18-31305	Katz Millennium Sales & Marketing, Inc.	—	—	—	—	—
18-31306	Katz Net Radio Sales, Inc.	—	—	—	—	—
18-31307	M Street Corporation	—	—	—	—	—
18-31308	Premiere Networks, Inc.	0.1	—	—	—	—
18-31309	Terrestrial RF Licensing, Inc.	—	—	—	—	—
18-31310	TTWN Media Networks, LLC	—	—	—	—	—
18-31311	TTWN Networks, LLC	—	—	—	—	—
18-31300	iHeartMedia + Entertainment, Inc.	0.2	—	—	—	—
18-31295	Clear Channel Investments, Inc.	—	—	—	—	—

Total above		$88.3	$189.4	$—	$—	$—

(1)	The period ending “31-Mar-18” includes disbursements made between March 15, 2018 and March 31, 2018.

Exhibit A	Page 2 of 2

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name: iHeartMedia, Inc. Case Number: 18-31274 (MI)	Petition Date: March 14, 2018

Payments to Insiders and Professionals for the Period Ending

Payments to Insiders & Professionals (USD $ millions) (1)	30-Apr-18	31-May-18	30-Jun-18	31-Jul-18	31-Aug-18	30-Sep-18	31-Oct-18	30-Nov-18
Total Payments to Insiders	$6.1	$—	$—	$—	$—	$—	$—	$—

Payments to Professionals (2)
1. Kirkland & Ellis LLP (Debtors’ lead counsel)	$—	$—	$—	$—	$—	$—	$—	$—
2. Moelis & Company (Debtors’ financial advisor)	—	—	—	—	—	—	—	—
3. LionTree Advisors, LLC (Debtors’ proposed financial advisor)	—	—	—	—	—	—	—	—
4. Jackson Walker (Debtors’ co-counsel)	—	—	—	—	—	—	—	—
5. Alvarez & Marsal (Debtors’ restructuring advisor)	—	—	—	—	—	—	—	—
6. Prime Clerk LLC (Debtors’ notice and claims agent)	0.4	—	—	—	—	—	—	—
7. Ernst & Young (Debtors’ auditor)	—	—	—	—	—	—	—	—
8. PricewaterhouseCoopers (Debtors’ tax and accounting advisor)	—	—	—	—	—	—	—	—
9. Munger, Tolles & Olson LLP (counsel to the Debtors’ disinterested directors)	—	—	—	—	—	—	—	—
10. Perella Wienberg Partners L.P. (financial advisor to the disinterested directors)	—	—	—	—	—	—	—	—
11. Jones Day (counsel to the Term Loan/PGN Group)	—	—	—	—	—	—	—	—
12. PJT Partners, Inc. (financial advisor to the Term Loan/PGN Group)	—	—	—	—	—	—	—	—
13. Arnold & Porter Kaye Scholer LLP (counsel to the Crossover Group)	0.4	—	—	—	—	—	—	—
14. Ducera Partners LLC (financial advisor to the Crossover Group)	—	—	—	—	—	—	—	—
15. Gibson, Dunn & Crutcher LLP (counsel to the 2021 Notes Group)	—	—	—	—	—	—	—	—
16. Kelley, Drye & Warren (counsel to UMB Bank, N.A., as successor Trustee to the 11.25% PGN Notes due 2021)	—	—	—	—	—	—	—	—
17. GLC Advisors & Co., Inc. (financial advisor to the 2021 Notes Group)	—	—	—	—	—	—	—	—
18. Schulte Roth & Zabel LLP (co-counsel to TPG Specialty Lending, Inc., Administrative Agent for the ABL Facility)	0.4	—	—	—	—	—	—	—
19. Jones Walker LLP (co-counsel to TPG Specialty Lending, Inc., Administrative Agent for the ABL Facility)	—	—	—	—	—	—	—	—
20. Akin Gump Strauss Hauer & Feld LLP (counsel to the UCC)	—	—	—	—	—	—	—	—
21. Jefferies & Company, Inc. (financial advisor to the UCC)	—	—	—	—	—	—	—	—
22. FTI Consulting, Inc. (restructuring advisor to the UCC)	—	—	—	—	—	—	—	—
23. Cahill Gordon & Reindell LLP (counsel to Citibank, N.A., Agent for the Term Loan Facility)	0.2	—	—	—	—	—	—	—
24. K&L Gates LLP (counsel to U.S. Bank, N.A. Indenture Trustee)	—	—	—	—	—	—	—	—
25. Stoock & Stroock & Lavan LLP (counsel to Wilmington Trust, N.A. as successor trustee to the 9% PGNs due 2019, trustee to the 9% PGNs due 2021, and successor trustee to the 9% PGNs due 2022)	—	—	—	—	—	—	—	—

Total Payments to Professionals (2)	$1.4	$—	$—	$—	$—	$—	$—	$—

Notes:

(1)	The period ending: “30-APR-18” includes the Post-Petition activity from March 15, 2018 through April 30, 2018.
(2)	Payments to ordinary course professionals are not included in MOR-9.

MOR-9	Page 1 of 1